Exhibit 99.1

RESIDENTIAL SOLAR + STORAGE TPO FUND

Summary Report of Technical Due Diligence Findings and Conclusions

EnFin Corp.

Document No.: 10495614-HOU-R-02

Issue: A, Status: Final

Date: 06 March 2026

IMPORTANT NOTICE AND DISCLAIMER

1.

This document is intended for the sole use of the Customer as detailed on page ii of this document, to whom it is addressed and who has entered into a written agreement with the DNV entity issuing this document (“DNV”). No other person or entity is entitled to rely on this document for any purpose. To the maximum extent permitted by law, neither DNV nor any its group companies (collectively the “Group”) assumes any responsibility or liability whether in contract, tort (including without limitation negligence), or otherwise , to any Third Party (being any individual or entity other than the Customer). No company in the Group other than DNV shall be liable for any loss or damage whatsoever suffered by virtue of any act, omission or default (whether arising by negligence or otherwise) by DNV, the Group or any of its or their servants, subcontractors or agents. To the extent that any Third Party is deemed to have a right to rely on this document by operation of law, statute, or otherwise, such reliance is subject to DNV’s standard reliance letter terms, including without limitation, the limitation of liability, which limits DNV’s total liability to USD 300,000.

2.

This document must be read in its entirety and is subject to any assumptions, limitations and qualifications expressed herein (as well as in the full technical due diligence report) as well as in any other relevant communications in connection with it. This document may contain detailed technical data intended solely for use by individuals possessing requisite expertise in its subject matter.

3.

This document is protected by copyright and may only be reproduced and circulated in accordance with the confidentiality conditions stipulated and/or in DNV’s written agreement with the Customer. No part of this document may be disclosed in any public offering memorandum, prospectus or stock exchange listing, circular or announcement without the express and prior written consent of DNV. Distribution of this document to any Third Party (including by consent) does not confer any rights of reliance unless such Third Party has executed a reliance letter with DNV. Any unauthorized distribution or use of this document shall not create any duty of care or liability on the part of DNV or the Group. The Customer shall not alter or modify this document in any way without DNV’s prior written consent.

4.

This document has been produced from information relating to dates and periods referred to in this document. This document does not imply that any information is not subject to change. Except and to the extent that checking or verification of information or data is expressly agreed within the written scope of its services, DNV shall not be responsible in any way in connection with erroneous information or data provided to it by the Customer or any third party, or for the effects of any such erroneous information or data whether or not contained or referred to in this document.

5.	Any estimates or predictions are subject to factors not all of which are within the scope of this document and nothing in this document guarantees any particular performance or output.

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page i

Project name:	Residential Solar + Storage TPO Fund	DNV Energy Systems

Report title:	Summary Report of Technical Due Diligence Findings and Conclusions	Renewables & Power Grids 1999 Harrison Street,

Customer:	EnFin Corp.	Oakland, CA, 94612 USA

	400 Spectrum Center Drive Suite 1400, Irvine, CA 92618	Tel: +1 510-891-0446

Contact person:	Bill Peltier

Date of issue:	06 March 2026

Proposal reference:	00334712-SF-P-01-B

Document No.:	10495614-HOU-R-02

Task and objective:

This document provides a summary of DNV’s technical due diligence review, as provided in 10495614 EnFin TPO Resi TDD (06 March 2026), in DNV’s capacity as Independent Engineer, for a portfolio of residential-scale solar only and solar + battery energy storage systems.

Prepared by:	Approved by:

Sarah Heller	Catherine Vadakkan

Senior Project Manager, DG SIE	Team Lead, DG SIE

Distribution outside of DNV:
☐ PUBLISHED	Available for information only to the general public (subject to the above Important Notice and Disclaimer).

☒ CUSTOMER’S DISCRETION	Distribution for information only at the discretion of the Customer (subject to the above Important Notice and Disclaimer and the terms of DNV’s written agreement with the Customer).

☐ CONFIDENTIAL	Not to be disclosed outside the Customer’s organization.

☐ NONE	Not to be disclosed outside of DNV.

© 2026 DNV Energy USA Inc. All rights reserved.

Reference to part of this report which may lead to misinterpretation is not permissible.

Issue	Date	Status	Reason for Issue	Prepared by	Verified by	Approved by
A	06 March 2026	DRAFT	Preliminary report	S. Heller		C. Vadakkan

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page ii

Table of contents

1	INTRODUCTION		1
	1.1	Scope of work	1
	1.2	Methodology and assumptions	1
	1.3	EnFin overview	2
	1.4	Portfolio overview	2

2	EXECUTIVE SUMMARY		3
	2.1	EnFin business and engineering processes	3
	2.2	Major equipment review	4
	2.3	Energy and performance guarantee forecasting	5
	2.4	Homeowner agreements review	5
	2.5	Installer agreement review	5
	2.6	Operation and Maintenance agreement review	5
	2.7	Technical inputs to the financial model	6

3	REFERENCES		7

List of tables

Table 1-1 Portfolio Summary - Region	2
Table 2-1 Business and engineering processes primary findings	3
Table 2-2 Major equipment review primary findings	4
Table 2-3 Technical inputs to the financial model primary findings	6

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page iii

1 INTRODUCTION

At the request of EnFin Corp. (“EnFin” or the “Sponsor”), DNV has provided this summary (the “Summary”) of its technical due diligence review of EnFin’s development and operational processes and documentation of a portfolio of third-party owned (“TPO”) residential PV and PV + battery energy storage systems (BESS) (the “Portfolio”) in support of an asset backed securitization. In order to gain a complete understanding of DNV’s review, and of its findings and conclusions, the technical due diligence report (the “Report”), 10495614-HOU-R-01-K EnFin TPO Resi TDD (06 March 2026) [1], should be read in its entirety.

1.1 Scope of work

The DNV scope of work for the Report is defined in the Proposal and Advisory Services Agreement 00334712-SF-P-01-B, dated 12 February 2024, between EnFin Corp. and DNV Energy USA Inc and extended via 00334712-HOU-VO-01-C EnFin dated 13 May 2025, 00334712-HOU-VO-02-A dated 14 August 2025, and 00334712-HOU-VO-04-C dated 30 December 2025 (the “Agreement”). The level of information included in the Report reflects the knowledge of issues gained by DNV during the course of due diligence review.

This Summary is also provided pursuant to the terms and conditions of the Agreement. Disclosure of the Summary to investors and/or lenders (whether potential or actual), and/or any other parties is subject to the Agreement terms and conditions and the disclaimer at the front of this Summary.

This Summary summarizes the scope, findings and conclusions of DNV’s technical due diligence review as presented in the Report, and is subject to all the limitations, assumptions, and disclaimers set forth therein.

The DNV scope of work in the Report includes the following:

•	Sponsor’s business and engineering processes

•	Major equipment and warranty review

•	Energy analysis and forecasting

•	Homeowner agreements review

•	Installer agreement review

•	Operation and Maintenance (O&M) review

•	Technical inputs to the financial model

1.2 Methodology and assumptions

This Independent Engineering (IE) Report is a high-level technical due diligence review intended for financial institutions, customers, and project developers. DNV is well qualified to conduct this study, with extensive experience in solar independent engineering and technology due diligence work.

This Summary summarizes DNV’s assessment of the Portfolio and relies on the accuracy of the information provided by EnFin in the Report. All those supplying product information to the Report have been open and forthcoming in providing the data that DNV has requested. The Report is based on some information not within the control of DNV. DNV believes that the information provided by others is true and correct and reasonable for the purposes of this Report. DNV has not been requested to make an independent analysis or verification of the validity of such information. DNV does not guarantee the accuracy of the data, information, or opinions provided by others. In preparing the Report and the opinions presented, DNV has made certain assumptions with respect to conditions that may exist or events that may occur in the future. DNV believes that these assumptions are reasonable for purposes of the Report, but actual events or conditions may cause results to differ materially from forward-looking statements.

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page 1

1.3 EnFin overview

EnFin is a financing institution backed by solar panel and equipment manufacturer Qcells. Qcells was founded in Thalheim, Germany in 1999 and entered the PV market in 2000 as a supplier of crystalline silicon photovoltaic cells with module production beginning in 2010. Qcells’ research and development as well as quality management are operated out of the Thalheim facility which has a pilot line for cells, a module prototyping facility, and a large test laboratory for material qualification and testing of finished goods from the global manufacturing sites utilizing the Qcells technology [2]. Qcells has maintained a number one position as a residential module supplier in the United States since 2019 [3]. EnFin’s headquarters is in Irvine, CA [4], and Qcells’ headquarters is located in Seoul, South Korea.

1.4 Portfolio overview

A summary of the anticipated photovoltaic (PV) Portfolio installed from July 2024 – June 2025 is provided in Table 1-1. DNV also understands battery energy storage systems (BESS) to be installed in California.

Table 1-1 Portfolio Summary - Region

Region	2024 PV systems	2025 PV systems
AZ	1%	7%
CA	17%	28%
CT	1%	3%
FL	2%	7%
IL	3%	8%
MA	1%	3%
NJ	1%	3%
NV	1%	3%
NY	1%	3%
TX	2%	7%
Total	30%	70%

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page 2

2 EXECUTIVE SUMMARY

This Section summarizes major findings relevant to the EnFin Portfolio.

2.1 EnFin business and engineering processes

DNV’s initial review of EnFin’s business and engineering processes was originally presented in 10495614-HOU-R-01-C EnFin TPO Resi TDD dated 11 July 2024. The review included an evaluation of current practices in origination and site assessment, system design, installation, permitting and commissioning and recommendations for process enhancements and risk mitigation.

In order to assess EnFin’s project qualification, engineering, design, and installation practices, DNV conducted a two (2) hour interview with the Sponsor, and reviewed EnFin’s design, installation and photo guideline (the “Guide”) that provides a high-level outline of the design processes used when originating, designing, permitting, and installing systems ranging from 3.16 kWdc – 45 kWdc. DNV notes that the Guide was provided following DNV’s initial review. EnFin has confirmed that the information provided in the Guide has not changed from previous documentation provided by EnFin and the Guide serves to provide information through a centralized document. Additionally, DNV received the EnFin third-party owned (TPO) Milestones, dealer qualification management, and Omnidian operations and maintenance (O&M) documents for review.

A summary of the primary findings is provided in the following table.

Table 2-1 Business and engineering processes primary findings

Section	Primary findings

Origination	The Sponsor has noted that leads are handled by partners that are selling Qcells products, primarily through door- knocking. Once there is a qualified lead, the location is reviewed in Aurora to ensure that the system would be favorable.

Electrical: Electrical requirements include typical information found in residential and small commercial projects, such as array layouts, electrical diagrams, and labelling requirements. Warnings about certain existing electrical panels are included so that installers and designers are aware of the need for possible service equipment replacement.

Design process	Structural: Besides the prohibition of ground mount systems, DNV understands there are no other design basis parameters that may disqualify a project from moving forward, such as due to location within a wind-borne debris region. Instead, such questions are addressed at the regional level based on coordination with authorities having jurisdiction (AHJs). DNV understands this approach is intended to provide flexibility in design based on limitations established locally so that the design process document is not overly conservative.

Permitting	The Sponsor noted that the permitting process is handled by its installers, which is common for residential PV and BESS third-party owners. The Sponsor stated that installers must submit a photo or screenshot of the portal or job card to the EnFin portal in order to demonstrate approval. DNV views collecting all documentation associated with permitting as best practice.

Installation	The Guide covers various aspects of the electrical system installation including conduit types, weather sealing, equipment locations, proper labelling, and grounding practices.

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page 3

Section	Primary findings

Commissioning	Details on electrical testing are lacking. Along with other recommendations, DNV suggests EnFin add racking system verification to the required project reviews.

Energy estimation	The Sponsor’s energy assessment methodology utilizes Aurora, Solargraf, SOLO, and Trinity, which use PVWatts or its proprietary energy simulation model as its energy estimate model. DNV has conducted high-level reviews of Solargraf and Trinity, which DNV finds both reasonable for production estimates. The Sponsor has stated that the default system losses in Aurora will be utilized, which DNV finds reasonable for where the Sponsor is in platform development. DNV has made several recommendations on adjusting loss factors in an ideal scenario. However, DNV does not view the lack of implementation of these recommendations to be high risk. Overall, DNV views the Sponsor’s energy estimation process to be reasonable for residential portfolios.

Dealer qualification and management	DNV views the Sponsor’s qualification and management process to be thorough and well documented.

O&M	The Sponsor contracts with Omnidian for the operation and maintenance (O&M) of the Portfolio. DNV finds Omnidian to be an acceptable and experienced O&M provider for a residential Portfolio, and to be able to provide services above market standards. DNV considers Omnidian’s onboarding process, nationwide network, data analysis capabilities, and performance assurance to demonstrate its level of sophistication.

2.2 Major equipment review

DNV’s equipment review was originally presented in 10495614-HOU-R-01-A Qcells TPO Resi TDD dated 12 April 2024. EnFin provided DNV a list of module, inverter, racking, metering and communication, and BESS suppliers it intends to use in the Portfolio. DNV has produced manufacturer level reviews for all major equipment suppliers to the Portfolio.

A summary of the primary findings is provided in the following table.

Table 2-2 Major equipment review primary findings

Section	Primary findings

Modules	DNV provided manufacturer a manufacturer review for Qcells and finds the manufacturer to be capable of supplying PV modules that do not pose atypical risk.

Inverters	DNV provided manufacturer reviews for Enphase, Qcells G2, SolarEdge, and Tesla inverters. DNV views Enphase and SolarEdge as leaders in their respective areas, microinverters and module level optimizer technology, respectively, Additionally, DNV views Tesla as an acceptable inverter manufacturer. Qcells G2 uses inverters manufactured by SolaX; DNV has not reviewed SolaX products in detail and cannot opine on product risks.

Racking	DNV provided manufacturer reviews for eleven (11) racking suppliers that will be included in the Portfolio. DNV finds all eleven (11) to be capable of supplying residential racking that does not pose atypical risks.

Metering and communication	DNV provided reviews for Enphase, SolarEdge, and Tesla metering and communication. All three (3) appear to be capable and typical for residential PV installations, and DNV expects equipment reliability to be similar to that of commercial grade electronics.

BESS	DNV provided full reviews of seven (7) BESS products and does not note any atypical risk with these products.

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page 4

2.3 Energy and performance guarantee forecasting

It is typical in TPO residential PV portfolio technical due diligence to forecast energy production and, if applicable, performance guarantee payouts for a fund or portfolio of residential PV projects. DNV would typically use systems owned or installed by the Sponsor to forecast for a fund or portfolio, however, as this is EnFin’s first TPO fund, production data from existing EnFin owned systems is not available.

At the request of the Sponsor, DNV provided annual forecasts for EnFin exclusive to irradiance uncertainty. DNV utilized irradiance data from 87,002 TPO systems on which DNV has performed technical due diligence that are representative of the regions in which the Sponsor will install systems. Using this method of producing forecasting values inclusive of only weather uncertainty, the 1-year P50 is 100.00% and the P99 is 93.42%.

DNV also calculated performance guarantee payouts for each region anticipated to participate in the Portfolio. In order to perform this analysis, DNV created a synthetic portfolio of TPO systems on which DNV has performed technical due diligence that is geographically representative of the anticipated portfolio characteristics of the Portfolio. DNV used the historical performance of these systems, along with DNV’s degradation curve, and the solar resource uncertainty to calculate regional performance guarantee payouts at the P50-P99 scenarios for each contract year for each region. Performance guarantee results are presented in the spreadsheet 10495614-HOU-XL-01-E EnFin Resi TDD PeGu Results (23 July 2025).

2.4 Homeowner agreements review

DNV reviewed the Sponsor’s 25-year, power purchase agreement (PPA). The PPA is structured such that payments are set at a monthly fixed price. With the exception of the lack of option to purchase the system during the Term, DNV finds the PPA to be typical of fixed-monthly payment PPAs in the residential solar industry.

DNV also reviewed the Sponsor’s 25-year fixed lease agreement. The Lease is consistent with the PPA with the main exceptions regarding the renewal notification period, removal of the provision regarding estimating power in the event that actual energy cannot be captured, prepayment terms, addition of construction related permits, and the addition of an exhibit regarding operation and maintenance to EnFin’s partners. DNV’s recommendations in the Lease review are applicable to the PPA.

DNV expects the Sponsor’s customer agreements will provide an adequate framework for managing homeowner relationships over the customer agreement term.

2.5 Installer agreement review

DNV has reviewed the template TPO dealer agreement between EnFin Corporation and a potential Contractor for construction of TPO projects.

DNV finds the TPO dealer agreement to be thorough and comprehensive of the scope of work and obligations of both parties. DNV views that the milestone payments should be distributed more evenly in order to provide the Contractor some compensation for equipment purchase and to reduce risk. DNV also views the limitation of liability applying to the Sponsor to be atypical.

2.6 Operation and Maintenance agreement review

DNV reviewed the following agreements related to operation and maintenance (O&M) of the Portfolio:

1.	A draft Master Services Agreement between Qcells Service Solutions, LLC (“QSS” and the “Manager”), and Hydra 2025 HoldCo, LLC (the “Client”) (the “Fund MSA”)

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page 5

2.	A draft Master Services Agreement between Omnidian, Inc. and Qcells Service Solutions, LLC (the “Omnidian MSA”)

DNV’s review of the Omnidian MSA was originally presented in 10495614-HOU-R-01-A Qcells TPO Resi TDD dated 12 April 2024.

The Client on the Fund MSA is Fund specific and will be replaced with the Client for each fund. QSS is contracted with Omnidian to perform the servicing obligations, which includes services such as truck rolls and monitoring. The Sponsor stated that it plans on entering into a backup servicing agreement with Omnidian, which DNV finds advantageous given Omnidian is contracted to perform O&M on the Portfolio.

DNV finds the Fund MSA and Omnidian MSA to be in line with expectations.

2.7 Technical inputs to the financial model

A summary of the primary findings is provided in the following table.

Table 2-3 Technical inputs to the financial model primary findings

Section	Primary findings

Equipment replacement costs and failures	Per the request of the Sponsor, DNV provided PV failure curves and BESS equipment cost and failure curves.

Financial model review	DNV’s review of EnFin’s financial model was originally presented in 10495614-HOU-R-01-C EnFin TPO Resi TDD dated 11 July 2024. DNV reviewed the EnFin TPO Model (the “Model”) to confirm the reasonableness of technical inputs. DNV can opine on energy production once the Sponsor has confirmed acceptance of the energy forecast provided in Section 5. DNV did not review model mechanics. DNV finds the inputs it reviewed to be reasonable.

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3 REFERENCES

[1]	DNV, 10495614-HOU-R-01-K EnFin TPO Resi TDD, 06 March 2026.
[2]	Qcells, “The Birth of Sustainable Future,” 2024. [Online]. Available: https://us.qcells.com/birth-of-sustainable-future/. [Accessed 12 April 2024].
[3]	M. Issokson, “US distributed solar and storage competitive landscapes shift in 2023,” Wood Mackenzie, 2024 March 12.
[4]	EnFin, “EnFin LinkedIn About,” [Online]. Available: https://www.linkedin.com/company/enfincorp/about/. [Accessed 10 April 2024].

DNV Document No.: 10495614-HOU-R-02, Issue: A, Status: Final	Page 7

ABOUT DNV

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR

ASSET-BACKED SECURITIES

Pursuant to 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o-7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1. Identity of the person providing third-party due diligence services

DNV Energy USA Inc.

19219 Katy Freeway

Houston, TX

Item 2. Identity of the person who paid the person to provide third-party due diligence services

EnFin Corp.

400 Spectrum Center Drive Suite1400

Irvine, CA 92618

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

DNV Energy Systems was not engaged to perform procedures that were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable, computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

The below number items are intended to address the numerically requested items of Item 4:

1)	See the attached Summary Report of Technical Due Diligence Findings and Conclusions dated 06 March 2026, 10495614-HOU-R-02-A EnFin TPO Resi TDD ABS 1 2026 FINAL (“Summary Report”)

2)	See the attached Summary Report of Technical Due Diligence Findings and Conclusions dated 06 March 2026, 10495614-HOU-R-02-A EnFin TPO Resi TDD ABS 1 2026 FINAL (“Summary Report”)

3)	See the attached Summary Report of Technical Due Diligence Findings and Conclusions dated 06 March 2026, 10495614-HOU-R-02-A EnFin TPO Resi TDD ABS 1 2026 FINAL (“Summary Report”)

4)	See the attached Summary Report of Technical Due Diligence Findings and Conclusions dated 06 March 2026, 10495614-HOU-R-02-A EnFin TPO Resi TDD ABS 1 2026 FINAL (“Summary Report”)

5)	Not applicable

6)	Not applicable

7)	Not applicable

8)	None

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

The summary of findings can be found in the Summary Report dated 06 March 2026, Document No. 10495614-HOU-R-02-A EnFin TPO Resi TDD ABS 1 2026 FINAL. Any estimates or predictions contained in the Independent Engineering Report for Technical Due Diligence are subject to factors not all of which are within DNV’s control or the scope of work agreed between the Customer and DNV. Nothing in this Document, the Summary, or the full Independent Engineering Report for Technical Due Diligence dated 06 March 2026, Document No. 10495614-HOU-R-01-K EnFin TPO Resi TDD guarantees any particular solar irradiance or energy output, performance guarantee payouts, or non-routine maintenance costs.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Item 4 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	DNV Energy USA Inc.

By:	Gabriel Schloss

(Print name of duly authorized person)	(Signature)

Date: 3/13/2026